UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2020

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2020, Asbury Automotive Group, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the employment agreement of the Company’s President and Chief Executive Officer David W. Hult (the “Employment Agreement”) pursuant to which the term of the Employment Agreement is extended until December 31, 2023, with automatic extensions for successive one-year periods (or until such time as Mr. Hult’s employment may be terminated in accordance with the terms of the Employment Agreement).

The Amendment also increases the amount of severance payable to Mr. Hult by increasing (from 100% to 200%) the amount of base salary Mr. Hult will be entitled to receive if: (i) the Company elects not to extend the Employment Agreement and, at its expiration, Mr. Hult will not have attained age 65; or (ii) the Company terminates the Employment Agreement without “cause”; or (iii) Mr. Hult terminates the Employment Agreement for “good reason” when no “change in control” has occurred.

The Amendment also provides that Mr. Hult must provide the Company with 90 days advance notice if he resigns with “good reason” and 180 days advance notice if he resigns without “good reason.”

The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The description of the Amendment is a summary and is qualified in its entirety by the terms of the Amendment.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

The following exhibits are furnished as part of this report.

Exhibit No.	Description

10.1	Second Amendment to Employment Agreement, dated as of June 5, 2020, between Asbury Automotive Group, Inc. and David W. Hult

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: June 5, 2020	By:	/s/ George A Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary